Exhibit 99.1

ENERDEL, Inc.
Manufacturing Overview

January 22, 2010

ENERI /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of the Federal Private
Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: ENERDEL’s ability to deliver prototype, production samples and finished product to electric vehicle customers; the estimated future sales for
ENERDEL’s electric vehicle batteries; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, ENER1’s history of operating losses, the lack of operating history for the development stage of ENER1 businesses, the need for substantial additional capital, the dependency upon key personnel and other risks detailed in ENER1’s annual report on Form 10-K as well as in its other filings from time to time with the Securities and Exchange
Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward-looking statements included in this presentation.ENER1 undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Achieve High Volume Manufacture:
Optimize Capital Efficiency

Achieve Financial Break-Even:
Set Foundation for Ongoing Profitability

ENER1 /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

OBJECTIVES – 2010 PLAN

Launch Production

Release Customers

Add Fast-to- Market

Customers With Existing

Product Designs

Acquire Other

New Customers

Through New Product

Development

HC/MO
17.5 Amp
3.65 V EV Cell
HC/MO
16.5 Amp
3.65 V PHEV
Cell
6.6 – 27 kWh,
LD EV
4.2 – 11.6 kWh,
LD PHEV
5.6 – 22.4 kWh,
HD Hybrid
1 – 5 MW
Grid – FR/UPS

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

Production

Released Cells

Module

Configurations

Pack

Configurations

Products

Classes

2010 CY PRODUCT PORTFOLIO

HC/MO

16.5 Amp

3.65 V PHEV
Cell

Light Duty

EV

Light Duty

PHEV

Heavy Duty

Hybrid

Grid

Mega-Watt

Systems

12S, 2P
or

15S, 3p

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

Products

Classes

Light Duty EV

Light Duty PHEV

Heavy Duty Hybrid

Grid Mega-Watt

Systems

Cell Mfg’ing

Equipment

Module Assy

Equipment

Pack Assy

Equipment

Unique

PRODUCT PORTFOLIO – MANUFACTURING REQUIREMENTS

Same

Same

Same

Same

Common

with

Unique

Fixtures

Same

Same

Same

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

FACILITIES PLAN 2010

Hague Road

EnerDel Headquarters

Cell R&D

Cell Process Development

Cell Electrode Production

Cell Assembly/Dry-room

Noblesville

BMS Engineering

Pack/Module Testing

AXC 70 (Site “Y”)

Cell Formation (2010)

Pack Assembly

Sample Build

Warehousing

Enertech

Cell Manufacturing

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

EnerDel

Hague Rd.

EnerDel

Site “Y”

Enertech

Korea

Products &

Operating Characteristics

Cell Fabrication

Mix, Coat, Assy

Pre-Charge

W/house,

Formation,

Aging

Mix, Coat, Assy

Pre-Charge,

Formation, Aging

Module & Pack Assembly

Assembly

Not

Applicable

Assembly

Non Automotive

Max Workdays Per Year

Shift Plan

Continuous

7 Day Operations

2 Shift

12 Hours / Shift

Net Productive

Hours/Day Average

20 Hours

20 Hours

20 Hours

MANUFACTURING – 2010 CAPACITY LOAD

Continuous

7 Day Operations

356

356

312

ENERDEL
INDIANAPOLIS FACILITY
PROPOSED LAYOUT FOR 2010 PRODUCTION

ENERDEL
DRY ROOM AREA
INDIANAPOLIS FACILITY
PROPOSED LAYOUT FOR 2010 PRODUCTION

ENERDEL
DRY ROOM AREA
DRY ROOM
ELECTRODE AREA
R&D COATING (NEGATIVE)
R&D COATING (POSITIVE)
R&D FORMATION
INDIANAPOLIS FACILITY
PROPOSED LAYOUT FOR 2010 PRODUCTION

ENERDEL
INDIANAPOLIS FACILITY
PROPOSED LAYOUT FOR 2010 PRODUCTION

HAGUE ROAD

ENERDEL
CELL MANUFACTURING
PHASE 1
CELL MANUFACTURING
PHASE 2
MODULE & CELL MFG
PHASE 1
WAREHOUSING
MODULE & CELL MFG
PHASE 2
SITE "Y"
PROPOSED LAYOUT FOR 2010 PRODUCTION

ENERDEL
SITE "Y"
PROPOSED LAYOUT FOR 2010

AXC 70 (SITE “Y”)

2009
2010
Month
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Cell Manufacturing Indiana
Mixing, Coating
Procure Equipment
Validate/Ramp
Slitting Pressing
Procure Equipment
Validate/Ramp
Electrode Cutting
Procure Equipment
Validate/Ramp
Cell Assembly
Procure Equipment
Validate/Ramp
Formation
Procure Equipment
Val. / Ramp
De-Gas
Procure Equipment
Validate/Ramp
Pack Assembly Indiana
Procure Equipment
Validate/Ramp
Cell Manufacturing Korea
Procure Equipment
Validate/Ramp

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

2010 - 2011 PRODUCTION PLAN – CAPACITY RAMP

Revenue
Fixed Cost
$186.8 M
Revenue
Volume (Packs)
11,108

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

BREAKEVEN ANALYSIS
(CASH BASED)

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

Annual Sales

Revenue

CAPEX

$280 m

$1,016 m

$72 m

$237 m

Release I

Release II

Release III

Release IV

SALES  & CAPEX PLAN

15 k  Packs

15 k  Packs

15 k  Packs

15 k Packs

$118 m

DOE Grant

Capacity 1.56 M  kWh

ENERT /// ENERDEL /// ENERFUEL /// ENERTECH /// NANOENER

2010 Plan - Results

Cash Flow Break-even at 11,108 EV Packs

Capacity for 11,052 EV packs/year by December 2010 (sold-
out capacity)with ability to flex to 15,000 EV packs/year with
$10.2 million incremental capital

Annual Run Rate Revenue Potential of $186.8
millionexpandable to $280.5 million

Operating Platform for expansion of Worldwide Operations